EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(Chief Financial Officer)

In connection with the Quarterly Report of CEC Entertainment, Inc. (the “Company”) on Form 10-Q for the fiscal quarter ended July 1, 2012 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned certifies, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

August 2, 2012	/s/ Tiffany B. Kice
Tiffany B. Kice
Executive Vice President, Chief Financial Officer and Treasurer